UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2019 (May 22, 2019)

CALERES, INC.
(Exact name of registrant as specified in its charter)

New York	1-2191	43-0197190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 Maryland Avenue, St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)
(314) 854-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

The Company has announced that it has changed its management reporting and segment presentation to better align with its developing business model. The Company will continue to present two reportable segments: Famous Footwear and Brand Portfolio. Beginning with the first quarter of 2019, the Company will present the net sales of the Brand Portfolio segment inclusive of both external and intersegment sales, with the elimination of intersegment sales and profit from Brand Portfolio to Famous Footwear reflected within the “Eliminations and Other" category. This change reflects the independent business models of both Brand Portfolio and Famous Footwear, as well as growth in intersegment activity driven by recent acquisitions. In 2018, the Company acquired the Blowfish Malibu and Vionic businesses, both of which are brands sold to its Famous Footwear segment. The Company’s first quarter 2019 results will reflect the new presentation, and prior year amounts have been recast to conform to the new presentation. There is no change to the consolidated financial results.

The supplemental information included in Exhibit 99.1 updates the Company’s unaudited historical business segment information for 2017 and 2018 to reflect the change in reportable operating segments. The change in segments will be reflected retrospectively; however, there is no impact on the Company’s previously reported consolidated balance sheets, or consolidated statements of earnings, comprehensive income, cash flows and shareholders’ equity.

On May 22, 2019, the Company issued a press release (the “Press Release”) announcing the segment change and historical results for fiscal years 2017 and 2018. A copy of the Press Release is being filed as Exhibit 99.1 hereto, and the statements contained therein are incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
	99.1	Press Release Issued May 22, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALERES, INC.

Date: May 22, 2019	/s/ Thomas C. Burke
Thomas C. Burke
Vice President, General Counsel and Secretary